Taxes	12 Months Ended
Dec. 31, 2025
Taxes
Taxes

10.Taxes

10.1Current and non-current tax assets and liabilities

	2025	2024
Current tax assets
VAT refund (1)	7,840	5,424
Income tax (2)	4,184	3,446
Other taxes	2,490	2,585
	14,514	11,455
Non-current tax assets
Deferred tax assets (3)	8,011	12,876
Income tax credits	58	32
	8,069	12,908

Current tax liabilities
Income tax payable	1,096	1,551
Industry and commerce tax	361	377
National tax and surcharge on gasoline	233	240
Carbon tax	100	105
Value added tax	90	141
Other taxes	488	355
	2,368	2,769

Non-current tax liabilities
Deferred tax liabilities	12,499	12,956
Income tax	2,309	1,973
	14,808	14,929
(1)	The variation corresponds mainly to the balance in favor in value added tax (VAT) in Ecopetrol S.A. and Refinería de Cartagena, resulting from the payment of VAT on the import of Gasoline and Diesel.
(2)

The variation corresponds to the increase in the balance in favor of the income tax generated in Ecopetrol S.A. due to a lower profit generated mainly by the lower average prices of the basket of crude oil, natural gas and refined products.

(3)

The variation corresponds mainly to: i) the effect of the variation in the exchange rate for loans and borrowings in dollars, ii) the update of the actuarial calculation, iii) variations in the elements to calculate the present value of the technical costs for the abandonment provision, and iv) the update of the projected surcharges in Ecopetrol.

10.2Income tax

In accordance with Law 2010/2019 and Laws 2155/2021 and 2277/2023, the tax provisions applicable in Colombia for taxable years 2022 are the following:

The income tax rate applicable to national companies and foreign entities operating in Colombia will be 35% for 2022 and beyond.

From the year 2021, the presumptive income rate was 0% of the taxpayer’s net equity from the previous year.

The income tax for tax free trade zone users will be 20%. If the company located in the free zone has a Legal Stability Agreement (hereinafter LSA), the income tax rate is 15% during the term of said contract. This is the case of Refinería de Cartagena S.A.S. until 2023 and Esenttia Masterbatch Ltda. until 2028.

For fiscal years ended December 2025, 2024 and 2023, the Ecopetrol Group has subsidiaries that are subject to 35% income tax rate, subsidiaries located in free trade zones, Refinería de Cartagena S.A.S. and Esenttia Masterbatch Ltda., which were subject to 20% and 15% income tax rate, respectively, and other subsidiaries in Brazil, Chile, Peru, United States of America, that were subject to 34%, 27%, 29.5%, 21%, respectively.

For Ecopetrol S.A. and Hocol S.A., additional surcharge must be added to the general income tax rate of 35%. This surcharge will be calculated taking as reference the average Brent price of the last 10 years, which will be updated by the inflation index of the United States of America to update them to constant values. Based on these, the percentiles that give rise to the additional surcharge to the general rate are determined as indicated below:

< percentile 30	0%
> = to percentile 30 and < to percentile 45	5%
> = to percentile 45 and < to percentile 60	10%
> = to percentile 60	15%

The tax depreciation percentages are adjusted based on the table established in Law 1819 of 2016. On the other hand, oil investments depletion will be calculated based on the technical production units as it is recorded for accounting purposes.

Expenses for the acquisition of exploration rights, geology and geophysics, exploration drilling, among others, are capitalizable until the technical feasibility and commercial viability of extracting the resource are determined.

Fluctuations in items expressed in foreign currency will only have tax effects at the time of disposal or payment in the case of assets, or liquidation or partial payment in the case of liabilities.

Tax losses generated as of January 1, 2017, may be offset against ordinary net income obtained in the following 12 taxable years, except for companies that signed a legal stability contract, and included within it the article that they contemplated that tax losses did not have an expiration date.

Statute of limitations of tax returns

In Colombia, the income tax returns of the taxable years 2015, 2017, 2018, 2019, 2020, 2021, 2022, 2023, and 2024 and income tax for equality - CREE - of the taxable years 2016 can still be reviewed by the tax authorities. Management of the Ecopetrol Group considers that the amounts recorded as liabilities for taxes payable are sufficient and are supported by the law to meet any claim that may be established with respect to such years.

In Colombia, as of January 1, 2017, the statute of limitations for the income tax return corresponds to three-year (3) counted from the due date to file the return or the filing date, when these have been lately filed. In the case of Ecopetrol S.A., because it is subject to compliance with transfer pricing rules, the final term is 6 years. However, Law 2010 of 2019 established that this term will be 5 years, for returns submitted after January 1, 2020.

For the years 2024 and 2025, in accordance with Law 2155 of 2021, the time in which the tax authorities can audit an income tax return is reduced, which goes from 5 years to between 6 to 12 months, depending on if the net income increased to 35% or 25% compared to that was declared in the immediately previous year.

Regarding those returns on which balances are presented in favor, the final term is 3 years, from the date of presentation of the request for refund or compensation.

Starting in 2020, tax returns that present tax losses can be reviewed by tax authorities within 5 years from the date of filing and/or correction.

Income tax expense

	Year ended December 31
	2025	2024	2023
Current income tax (1)	6,121	8,972	12,807
Deferred income tax (2)	(1,642)	1,748	(3,310)
Deferred income tax – rate change	—	1,510	1,942
Adjustments to prior years’ current and deferred tax	(62)	(22)	77
Income tax expenses	4,417	12,208	11,516
(1)

The variation between 2025 and 2024 by ($2,851) corresponds mainly to the decrease in results obtained in the year in Ecopetrol S.A., generated by the decrease in revenues given the lower average prices of the crude basket oil, natural gas, and refined products, among others.

(2)

The variation between 2025 and 2024 of $3,390 corresponds mainly to the effect of the exchange rate applied on loans and borrowings in US dollar, the update of the actuarial calculation, variations in the items to calculate the present value of the technical costs of the abandonment provision, among others.

Reconciliation of the income tax expenses

The reconciliation between the income tax expense and the income tax at statutory rate to the Ecopetrol Group is as follows:

	Year ended December 31
	2025	2024	2023
Profit before income tax expense	18,861	30,707	36,899
Statutory rate (Colombia)	35.0%	35.0%	35.0%
Income tax at statutory rate	6,601	10,747	12,915
Effective tax rate reconciliation items:
Effect of non-monetary assets and liabilities measured in different functional currency	(1,459)	1,096	(2,032)
Non–deductible expenses	274	290	647
Rate differential adjustment	(390)	(442)	(1,631)
Non–taxable income	(1,619)	(1,205)	(1,080)
Prior years’ taxes	(62)	(22)	77
Foreign currency translation and exchange difference	436	125	578
Tax discounts and tax credit	—	(11)	(18)
Others	651	244	118
Effect of recognition of shares of McDermott International, Ltd.	(15)	(124)	—
Effect of tax reform	—	1,510	1,942
Income tax expense	4,417	12,208	11,516
Effective tax rate	23.4%	39.8%	31.2%

Current	6,059	8,954	12,867
Deferred	(1,642)	3,254	(1,351)
	4,417	12,208	11,516

The effective tax rate as of December 31, 2025 is 23.4% (2024 – 39.8%, 2023 –31.2%). The variation compared to the previous year is mainly due to lower profits generated mainly by lower average prices for the basket of crude oil, natural gas and products, and adjustments to projections for calculating the surcharge for subsequent years, among other factors.

Deferred income tax

	2025	2024
Deferred tax assets (1)	8,011	12,876
Deferred tax liabilities	(12,499)	(12,956)
Net deferred income tax	(4,488)	(80)
(1)	The variation corresponds mainly to the effect of the exchange rate on loans and borrowings in US dollars, the update of the actuarial calculation, variations in the items to calculate the present value of the technical costs of the abandonment provision, and the update of the projected surcharges in Ecopetrol S.A. for $(6,124).

The financial projections of the Ecopetrol Group suggest that, in the future, sufficient profits will be generated to ensure the recoverability of the active deferred tax asset.

The details of deferred tax assets and liabilities are as follows:

	2025	2024
Deferred tax assets (liabilities)
Loss carry forwards (1)	6,595	6,892
Provisions (2)	5,876	4,660
Employee benefits (3)	1,180	2,895
Other assets	405	296
Accounts payable	11	58
Other	(470)	(344)
Goodwill	(662)	(693)
Intangible	(1,063)	(1,403)
Loans and borrowings (4)	(1,927)	3,425
Other liabilities	(3,299)	(3,448)
Accounts receivable	(3,859)	(3,761)
Property plant and equipment and Natural and environmental resources (5)	(7,275)	(8,657)
	(4,488)	(80)
(1)	In 2025 (2024), a deferred tax asset for tax losses carryforwards was recognized for $6,595 (2024 - $6,892) in the following companies:
-	Tax losses that do not expire: Ecopetrol USA for $1,312 (2024 - $1,088); Refinería de Cartagena for $2,096 (2024 - $1,236); and ISA Group companies in Chile for $61 (2024 - $66).
-	Tax losses that expire in 12 years in Invercolsa for $15 (2024 - $16) and Esenttia for $186 (2024 - $118).
-	Tax losses that expire in 20 years from the date they were recognized by Ecopetrol USA Inc. for $910 (2024 - $1,165).
-

Tax losses expiring in 2025 of Ruta de la Araucanía for $1 (2024 - $39); 2027: Ruta Costera for $306 (2024 - $241); 2029: Ruta del Maipó for $641 (2024 - $705); 2040: from ISA Interchile for $969 (2024 - $1,157); and 2044: Ruta del Loa for $98 (2024 - $61).

(2)	It corresponds to accounting provisions that are accepted for tax purposes in a different year, mainly by updating (economic limit of the oil field, market rate, discount rate) the asset retirement obligation (ARO) provision, and the updating of the rates for applying the surcharge.
(3)	It corresponds to update of the actuarial calculations for health, pensions and bonds, education, and other long-term benefits to employees.
(4)	The variation corresponds mainly to the effect of exchange difference of loans and borrowings, considering the revaluation of the Colombian peso against the US dollar and the issuance of new loans and borrowings.
(5)	For tax purposes, natural and environmental resources, and property, plant, and equipment have a useful life and a depreciation and amortization methodology different from those determined under international accounting standards, mainly in Ecopetrol and ISA Group.

The Ecopetrol Group offsets tax assets and liabilities only if it has a legally enforceable right to offset current tax assets and liabilities, and to the extent that they relate to income taxes required by the same tax jurisdiction and by the same tax authority.

The movements of deferred income tax for the years December 31, 2025, 2024 and 2023 are as follows:

	2025	2024	2023
Opening balance	(80)	(1,302)	(87)
Deferred tax recognized in profit or loss	1,614	(3,254)	1,351
Deferred tax recognized in other comprehensive income (a)	(6,094)	4,259	(3,726)
Foreign currency translation	72	217	1,160
Closing balance	(4,488)	(80)	(1,302)

(a)The following is the detail of the income tax recorded in other comprehensive income:

December 31. 2025	Pre–tax	Deferred tax	After tax
Actuarial valuation gains (losses) (Note 22.1)	4,235	(1,880)	2,355
Cash flow hedging for future crude oil exports (Note 30.3)	4,589	(1,775)	2,814
Hedge of a net investment in a foreign operation (Note 30.4)	6,642	(2,893)	3,749
Hedge with derivative instruments	240	(136)	104
Valuation of financial instruments at fair value	227	(90)	137
Foreign currency translation	—	680	680
	15,933	(6,094)	9,839

December 31. 2024	Pre–tax	Deferred tax	After tax
Actuarial valuation gains (losses) (Note 22.1)	1,682	(374)	1,308
Cash flow hedging for future crude oil exports (Note 30.3)	(3,654)	1,473	(2,181)
Hedge of a net investment in a foreign operation (Note 30.4)	(6,305)	2,979	(3,326)
Hedge with derivative instruments	(172)	87	(85)
Valuation of financial instruments at fair value	(237)	94	(143)
	(8,686)	4,259	(4,427)

December 31. 2023	Pre-tax	Deferred tax	After tax
Actuarial valuation gains (losses) (Note 22.1)	(4,460)	1,726	(2,734)
Cash flow hedging for future crude oil exports	5,695	(2,624)	3,071
Hedge of a net investment in a foreign operation	8,973	(2,760)	6,213
Hedge with derivative instruments	242	(68)	174
	10,450	(3,726)	6,724

Deferred tax assets

Deferred tax assets related to tax loss carryforwards incurred by the subsidiaries of ISA Group for $220, are not recognized, since Management has assessed and reached the conclusion that it is not probable that the deferred tax asset related to these tax losses and presumptive excess income is recoverable in a short term.

Deferred tax liabilities

As of December 31, 2025, deferred tax liabilities are not recognized on the difference between the accounting and tax bases associated with investments in subsidiaries, joint ventures of Ecopetrol S.A., Cenit, among others.

Adjusted Tax Rate

In accordance with numeral 2 of paragraph 6 of article 240 of the Tax Code, taxpayers who are tax residents in Colombia whose financial statements are subject to consolidation must calculate the adjusted tax rate in a consolidated manner. If adjusted tax rate is less than 15%, Ecopetrol S.A. is subject to additional income tax up to a minimum 15%.

For the taxable year 2025, according to the calculation made by Ecopetrol Group, the minimum tax rate of the companies with tax residence in Colombia of the Ecopetrol Group is greater than 15%. Given the above, Ecopetrol S.A. does not recognize an additional expense from adjusted tax rate.

2025
Adjusted tax
Net income tax of Colombia Group companies	4,417
(+) Tax discounts or tax credits	23
(-) Income tax on passive income from controlled entities abroad	—
Total Tax Adjusted	4,440

Adjusted profit
Profit before income tax expense of Colombia Group companies	18,861
(+) Permanent differences enshrined in law and that increase net income	9,568
(-) Income that does not constitute income or occasional profit, which affects accounting or financial profit	(6,596)
(-) Share of profits of associates and joint ventures of the respective taxable year of Colombia companies	(12,364)
(-) Net value of income from occasional gains that affect accounting or financial profit	—
(-) Exempt income due to the application of treaties to avoid double taxation	(2,281)
(-) Offsetting of tax losses or excesses of presumptive income taken in the taxable year and that did not affect the accounting profit of the year	(2)
Total Adjusted Profit	7,186

Adjusted tax rate	61.79%

Income tax to add	—

Pillar II

The Ecopetrol Group has a presence in the jurisdictions of Argentina, Bahamas, Brazil, Bolivia, Cayman Island, Chile, Colombia, Spain, United States, Mexico, Panama, Peru, United Kingdom, Singapore, and Switzerland. The Ecopetrol Group reviewed its corporate structure to determine possible impacts of the introduction of the Pillar model rules, as well as to determine the progress of each jurisdiction in implementing this international standard.

The ongoing assessment is based on the most recent 2024 tax returns and country-by-country report, as well as the 2025 financial information. The development of the Pillar II standards in which the group is involved is summarized as follows:

●	Spain implemented an IIR that will take effect on January 1, 2025.
●	Brazil, Singapore, and Spain have implemented a QDMTT that took effect on January 1, 2025. In Switzerland, the QDMTT took effect in 2024. In Bermuda, the QDMTT will take effect in 2026.
●	The United Kingdom implemented the UTPR starting January 1, 2025. It has already implemented the IIR and the QDMTT since the 2024 tax year.
●	Colombian legislation does not foresee the implementation of the Pillar II guidelines in the short term. However, Law 2277/2022 implemented a minimum tax rate, but this does not conform to the guidelines established by the OECD.

Based on the analysis and calculations performed, the Ecopetrol Group will not recognize an effect in its consolidated financial statements from the implementation of Pillar II standards in the countries where it operates, given that there are no regulations for collecting the additional tax through the UTPR. In case that any effect from the implementation of Pillar II standard should be recognized, the effect on the financial statements would be $3.

Notwithstanding, based on the mandatory temporary exception contemplated in the Amendment to IAS12, the Ecopetrol Group does not recognize deferred tax assets or liabilities associated with the Pillar II income taxes, in its consolidated financial statement for taxable year 2025.

Uncertain tax positions - IFRIC 23

The Ecopetrol Group’s strategy is to avoid making aggressive tax decisions that may cause questioning of its tax returns, by tax authorities.

Regarding uncertain tax positions where it has been determined that there may be a possible controversy with the tax authority that could result in an income tax increase, a success threshold has been established by IFRIC 23, which has been calculated based on current regulations and tax opinion provided by our tax advisors.

In accordance with the aforementioned interpretation, the Ecopetrol Group considers that uncertain tax positions included in its determination of income tax will not affect the results if it is probable that the position will be accepted by the tax authorities. Notwithstanding, the Ecopetrol Group will continue to monitor new tax regulations and rulings issued by the tax authority and other entities.

10.3.Other taxes

Dividend taxes

Starting with the profits generated from the year 2017, the tax on dividends applies to resident natural persons, national companies, and foreign entities.

Law 1943 of 2018 established that, as of January 1, 2019, dividends and participations paid or credited to the account from profit distributions that have been considered as income that does not constitute income or occasional profit between Colombian companies, are subject to a withholding for dividend tax at a rate of 10% from 2022 according to Law 2277 of 2022. This withholding is transferable to the final beneficiary, foreign entity, or natural person tax resident in Colombia. On the other hand, if the profits charged to which the dividends were distributed were not subject to tax at the company level, said dividends are taxed with the income tax applicable in the period of distribution. In this case, the 10% withholding will apply to the value of the dividend once decreased with the income tax (35% for the year 2025).

The non-taxed dividends that the Ecopetrol Group will receive will not be subject to withholding at source by express provision of the regulation, which states that dividends distributed within business groups duly registered with the Chamber of Commerce, to decentralized entities or Colombian Holding Companies, they will not be subject to withholding at source for this concept.

Transfer prices

In Colombia, income taxpayers who enter into operations with economic associates or related parties from abroad and located in free zones, or with residents located in countries considered non-cooperative jurisdictions with low or no taxation, are required to determine for income tax purposes, their ordinary and extraordinary revenue, their costs and deductions, assets and liabilities, considering for these operations the prices and profit margins that would have been used in comparable operations with or between those not economically related.

The Ecopetrol Group submitted in 2025 the transfer pricing information for 2024 corresponding to the informative return, the supporting documentation, the country-by-country report, and the master file, in accordance with current tax regulations.

For the taxable year 2025, the transactions with economic related parties abroad, as well as the business conditions under which such operations were made and the general structure, did not vary significantly with respect to the previous year. For this reason, it is possible to infer that said transactions were recognized in accordance with the arm’s length principle. It is estimated that no adjustments related to the transfer pricing analysis of the year 2025 will be required, which implies changes in the income provision of the same year.

Value Added Tax

The VAT already paid by the user of the free zone is excluded from the basis to settle the VAT on imports of goods from the free zone. Article 491 of the Tax Code expressly prohibits the possibility to consider the VAT paid on the acquisition of fixed assets as deductible tax. In addition, three VAT exemption days a year are established in Colombia for certain products, with limits depending on the units purchased.

Additionally, the list of goods and services excluded from VAT enshrined in articles 424, 426, and 476 of the Tax Code was modified, and article 437 of the Tax Code was added, regarding guidelines on compliance with formal duties regarding to VAT on the part of service providers from abroad and it was indicated that VAT withholding may be up to 50% of the value of the tax, subject to regulation by the National Government. The VAT rate remains at 19%. (Art. 424, Art. 426, Art. 476 Tax Code).

Tax procedures

In terms of procedure, there are modifications: (i) withholding that, despite being ineffective, will be enforceable, (ii) electronic notification of administrative acts, (iii) payment of glosses in the statement of objections to avoid default interest, (iv) elimination of the extension of the finality to additional three years for offsetting of tax losses, and (v) the term of the finality will be five years, compared to the years in which there is an obligation to comply with the transfer pricing regime.

In addition, an audit benefit was included for taxable years 2020 and 2021. By virtue of this benefit, the private settlement of income taxpayers and complementary taxpayers who increase their net income tax by at least a percentage a minimum of 30%, related to the net income tax of the immediately preceding year, will become final within six months after the date of presentation if a notification to correct or special requirement has been notified, or provisional settlement and, considering that the declaration must be presented in a timely manner and the payment must be made within the established deadlines.

If the increase in the net income tax is at least 20% over the net income tax of the immediately preceding year, shall be considered for twelve (12) months, after the date the presentation if not notified of a deadline for correction or special requirement, or a special deadline or provisional settlement, provided that the return is filed timely, and the payment is made within the established deadlines.

The above benefit does not apply to: (i) taxpayers who enjoy tax benefits due to their location in a specific geographical area; (ii) when it is shown that declared withholdings are non-existent; (iii) when the net income tax is less than 71 UVT. The term set forth in this regulation does not extend to declarations of withholding or sales tax, which will be governed by the general regulations.

Tax Reform - Law 2155 of September 14, 2021

In general terms, this reform increased the general income tax rate to 35% as of January 1, 2022 and maintained the discount for the Industry and Commerce Tax at 50%. This Tax Reform introduced other changes in value added tax and tax procedure obligations. Before the passing of this Law, the rate from the year 2023 was 30% and the discount of the Industry and Commerce Tax was 100%.

Audit benefit: For the fiscal years 2022 and 2023, this Law reduces the time in which the tax authorities can audit an income tax return, from 5 years to between 6 to 12 months, depending on whether the net income tax increased to 35% or 25% with respect to that income tax return in the last fiscal year.

Works for Taxes Mechanism: The assumptions under which the “works for taxes” can be accessed are expanded, including those territories that, not being ZOMAC, are in some of these situations: (i) They have high rates of poverty, (ii) totally or partially lack infrastructure for the provision of residential public services, (iii) are in non-interconnected areas and (iv) are in Orange Development Areas (ADN acronyms in Spanish).

This mechanism will also be applicable to those projects declared of national importance that are strategic for the economic and/or social reactivation of the Nation, even if they are not located in the previous territories (subject to the approval of the Ministry of Finance and Public Credit in Colombia).

Tax reform for equality and social justice and other issues - Law 2277 of December 13, 2022

The most relevant aspects of this reform in the Business Group’s taxes.

Non-deductibility of royalties: The deductibility of oil royalties paid to the Colombian Government for the exploitation of non-renewable resources is restricted, regardless of the denomination of the payment.

On November 16, 2023, the Constitutional Court in Colombia issued ruling C-489 in which it determined that royalties are a deductible cost of income tax.

In December 2023, the Ministry of Mines and Energy and the Ministry of Finance and Public Credit requested the Constitutional Court to review the ruling issued, alleging a fiscal impact and its nullity. Given that the National Government has not filed the corresponding request, the Constitutional Court has not issued any consideration. If the Court decides to modulate the effects of the judgment issued in November 2023, the effects must be reflected in 2024.

Free zone rate: The rate of taxable income and complementary taxes applicable to offshore free zones; industrial users of special permanent free zones for port services, industrial users of special permanent free zones, whose main corporate purpose is the refining of petroleum-derived fuels or refining of industrial biofuels; industrial users of services that provide the logistics services of numeral 1 of article 3 of Law 1004 of 2005 and operator users, will be 20%.

Minimum tax rate: A minimum tax rate is established for income taxpayers, which will be calculated from the adjusted financial profit, which may not be less than 15% and will be the result of dividing the adjusted tax on the net profit. This minimum rate is called the adjusted tax rate and cannot be less than 15%. This rate is determined by dividing the adjusted tax by the adjusted profit. In turn, the factors that make up the adjusted profit and the tax are established to delimit their determination. If the adjusted tax rate is less than 15%, there must be an adjusted to recognize the minimum 15%. The tax rate is determined by dividing the net tax (NT) by the net profit (NP). The factors that make up the NT and NP are established to define its calculation. If the tax rate is less than 15%, it must be adjusted to reach the minimum of 15%.

This minimum taxation does not apply in several cases, including foreign legal entities without residence in the country; Special Economic and Social Zones, during the year that their income tax rate is 0%; the ZOMAC; income from hotel services subject to a 15% rate; publishing companies with the exclusive corporate purpose of publishing books; industrial and mixed economy companies in the Government with a 9% rate; and concession contracts.

Taxation of non-resident entities with significant economic presence in Colombia: Non-residents that sell goods and/or provide certain digital services (listed in the standard) to people located in Colombia, could have a significant economic presence in the country and would be subject to a withholding tax of 10%, or they could choose to file an income tax return and apply a 3% rate on gross income.

Significant economic presence would exist when the non-resident (also considering its related parties):

●	Obtains gross income greater than 31,300 UVT for transactions with people located in Colombia.
●	Has a systematic and deliberate interaction with the Colombian market. The above is presumed to happen if an interaction or marketing deployment is maintained with 300,000 or more users located in Colombia, or if there is the possibility of viewing prices in Colombian pesos (COP) or allowing payment in this currency.

Discount for investments made in research, technological development, or innovation: Investments in projects qualified by the National Council of Tax Benefits in Science and Technology in Innovation will have the right to discount 30% of the value invested in said income tax projects in the taxable year in which the investment was made. It is not possible to take the cost or deduction simultaneously with the discount.

Tax benefits and incentives limits: For income taxpayers, other than natural persons and illiquid successions, the value of income that does not constitute income for tax purposes or occasional gain, special deductions, exempt income, and tax discounts may not exceed the 3% per year of ordinary liquid income before deducting the special deductions contemplated in the regulations.

Industry and commerce tax deduction: The industry and commerce tax paid will be 100% deductible as of taxable year 2023, it can no longer be treated as a tax discount.

Dividend tax: Dividends and shares paid to national companies will be subject to the rate of ten percent (10%) as withholding tax on income, which will be transferable and attributable to the natural person (resident or resident investor abroad).

The income tax rate applicable to dividends and shares paid to permanent establishments in Colombia of foreign companies will be 20%.

Concurrent benefits: The prohibition of taking concurrent tax benefits is extended to exempt income, revenue that does not constitute income for tax purposes or occasional gain, and the reduction of the income tax rate.

Decree 0175 of February 2025

Through the issuance of this decree, issued within the framework of the State of Internal Disturbance declared by the Colombia National Government, the following taxes were created, which impacted the Company results:

1.	Special Tax for the Catatumbo Region: This tax is levied on (i) the first sale within or from the national territory, and (ii) exports. The rate will be one percent (1%).
2.

Stamp Tax: The stamp tax rate will be one percent (1%). The taxable event remained unchanged; that is, the granting or acceptance of public or private documents in the country, and those granted outside the country but executed within the national territory, the value of which exceeds six thousand (6,000) Tax Value Units (COP $298,794,000 for 2025).

This decree will be in effect from February 22 to December 31, 2025.

Decree 1474 of December 2025

Through the issuance of this decree, issued within the framework of the State of Economic Emergency, declared by the Colombia National Government, the following tax was created, which will affect the Company’s results:

3.	Special Tax for Fiscal Stability: This tax is levied on (i) the first sale within or from the national territory, and (ii) exports. The rate will be one percent (1%).

This decree will be in effect until December 31, 2026.

Through Press Release No. 01 of January 29, 2026, the Constitutional Court provisionally suspended the legal effects of the decree.